FIRST AMENDMENT AND MODIFICATION
      TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS
      -------------------------------------------------------
       THIS FIRST AMENDMENT AND MODIFICATION TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made effective as of May 18, 2007 by and among LASALLE BANK NATIONAL ASSOCIATION (the "Lender") and ZANETT, INC., a Delaware corporation ("Zanett"), ZANETT COMMERCIAL SOLUTIONS, INC., a Delaware corporation ("ZCS") and PARAGON DYNAMICS, INC., a Delaware corporation (Zanett, ZCS and Paragon are each individually, a "Borrower" and collectively, the "Borrowers").

                                 BACKGROUND

       A. Borrowers and Lender have previously entered into a certain Loan and Security Agreement dated December 21, 2006 (the "Loan Agreement"), pursuant to which, inter alia, Lender agreed to extend to Borrowers certain credit facilities subject to the terms and conditions set forth therein.

       B. Bruno Guazzoni and Lender have previously entered into a certain Subordination Agreement dated December 21, 2006 (the "Subordination Agreement"), pursuant to which, inter alia, Bruno Guazzoni subordinated the Junior Debt to the Senior Debt (as both such terms are defined in the Subordination Agreement).

       C. Borrowers and Lender are entering into this Amendment to amend certain terms and conditions of the Loan Agreement and Subordination Agreement.

       D. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for such terms in the Loan Agreement.

       NOW, THEREFORE, in consideration of the foregoing premises and intending to be legally bound hereby, the parties hereto agree as follows:

              1. Amendments to Loan Agreement.

                      1.1 Maximum Revolving Loan Limit.

                             (a) The definition of "Maximum Revolving Loan
Limit" set forth in the Loan Agreement shall be amended to read, in its entirety, as follows:

""Maximum Revolving Loan Limit" shall mean $8,000,000 as of the date of this Agreement."

                             (b) The definition of "Notice of Increase"
set forth in the Loan Agreement and all references to such definition used therein shall be deleted in their entirety.

                             (c) Section 2(e) of the Loan Agreement is
hereby deleted in its entirety.

                             (d) Exhibit D of the Loan Agreement is
hereby deleted in its entirety.

                      1.2 Fixed Charge Coverage Ratio. Section 14(a) of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

"(a)	Fixed Charge Coverage Ratio.  Borrowers shall maintain a Fixed Charge
Coverage Ratio of not less than the ratio set forth for the corresponding period set forth below:

           Period                            Ratio
          --------                          -------
For the 3 month period ending              1.0 to 1.0
on December 31, 2006


For the 6 month period ending             0.77 to 1.0
on March 31, 2007

For the 9 month period ending             0.76 to 1.0
on June 30, 2007

For the 12 month period ending            1.10 to 1.0
on September 30, 2007 and each
12 month period ending on the
last day of each fiscal quarter
thereafter


                      1.3 Senior Debt Ratio. Section 14(b) of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

"(b)	Senior Debt Ratio.  Borrowers shall maintain a Senior Debt Ratio of not greater than the ratio set forth below for the corresponding period set forth below:

           Period                            Ratio
          --------                          -------
For the 3 month period ending              3.0 to 1.0

 on December 31, 2006

For the 6 month period ending             4.30 to 1.0

on March 31, 2007

For the 9 month period ending             4.25 to 1.0

on June 30, 2007

For the 12 month period ending            2.75 to 1.0

on September 30, 2007

For the 12 month period ending             2.5 to 1.0

on December 31, 2007 and each
12 month period ending on the
last day of each fiscal quarter
thereafter
                      1.4 EBITDA. Section 14(c) of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

	"(c)	EBITDA.  Borrowers shall maintain EBITDA for (i) the calendar month of May, 2007 of not less than $150,000; (ii) for the calendar month of June, 2007 of not less than $160,000; (iii) the calendar month of July, 2007 of not less than $175,000; and (iv) the calendar month of August, 2007 and for each calendar month thereafter of not less than $180,000."

              2. Waiver of EBITDA Covenant. Borrowers have requested and Lender has agreed to waive as an Event of Default the failure of Borrowers to comply with the "EBITDA" covenant set forth in Section 14(c) of the Loan Agreement for the following calendar months: (i) February, 2007, (ii) March, 2007 and (iii) April, 2007. Such waiver shall be limited to Borrowers' compliance with Section 14(c) of the Loan Agreement solely for February, March and April, 2007 calendar months and for no other period and such waiver shall not be construed to constitute a waiver of Borrowers' compliance with any other terms of the Loan Agreement or an agreement to enter into any future waivers with Borrowers.

              3. Interest Rate. Commencing as of the date of this Amendment and at all times thereafter until the Original Covenant Compliance Date
(as defined below) has occurred, (a) LIBOR Rate Loans shall not be made available to Borrowers and Borrowers shall have no right to request or receive LIBOR Rate Loans and (b) all Revolving Loans shall be Prime Rate Loans and such Prime Rate Loans shall bear interest at the Prime Rate in effect from time to time plus 1.0%, payable on the first Business Day of each month in arrears. As used herein, "Original Covenant Compliance Date" shall mean the date (which must be the last day of the calendar month) as of which (a) Borrowers are in full compliance with all of the original financial covenants set forth in Sections 14(a), (b) and (c) of the Loan Agreement prior to and without taking into effect the amendments to such covenants set forth in this Amendment, and (b) no other Event of Default shall have occurred and be continuing. In the event Original Covenant Compliance Date occurs as determined by Lender in its sole discretion based upon compliance certificates, financial statements and any other information as Lender may require, Lender shall notify Borrowers in writing and upon receipt by Borrowers of such written notice, Borrowers may request LIBOR Rate
Loans in accordance with the Loan Agreement and Prime Rate Loans shall bear at the Prime Rate in effect from time to time plus zero percent.

              4. Additional Junior Debt.

	Borrowers and Bruno Guazzoni, jointly and severally, represent and warrant to and covenant with Lender as follows:

                      4.1 Bruno Guazzoni has extended (i) a $3,000,000 line of credit to Zanett ("Guazzoni Line") and (ii) a $750,000 loan ("Guazzoni Acquisition Loan") to ZCS (the Guazzoni Line and the Guazzoni Acquisition Loan may be collectively referred to herein as, the "Guazzoni Obligations").

                      4.2 The Guazzoni Obligations are evidenced by (i) that certain promissory note made by Zanett payable to Bruno Guazzoni in the original principal amount of $3,000,000 and (ii) that certain promissory note made by ZCS payable to Bruno Guazzoni in the original principal amount of $750,000 (collectively, the "Guazzoni Notes").

                      4.3 The Guazzoni Obligations are unsecured.

                      4.4 The outstanding balance on the Guazzoni Line as of the date of this Amendment is $1,700,000 and the outstanding balance on the Guazzoni Acquisition Loan as of the date this Amendment is $750,000.

                      4.5 Neither the Guazzoni Notes nor any interest related thereto have been assigned or otherwise transferred to any person or entity and no such assignment or other transfer thereof will be made after the date hereof.

                      4.6 Prior to December 31, 2007, Borrowers shall not make any payments of principal on the Guazzoni Line which would cause the outstanding principal balance on the Guazzoni Line to be less $750,000, provided that, Borrowers may not make any payments on the Guazzoni Line, if at the time of such payment (a) the Original Covenant Compliance Date has not occurred or (b) after taking into account such payment, there is less than $750,000 of Minimum Net Availability (as defined in the Loan Agreement) or (c) if Event of Default has occurred.

                      4.7 After the later of (a) December 31, 2007 or (b) the Original Covenant Compliance Date, Borrowers may make payments of principal on the Guazzoni Line, provided that, Borrowers may not make any payments on the Guazzoni Line, if at the time of such payment and after taking into account such payment, there is less than $750,000 of Minimum Net Availability (as defined in the Loan Agreement) or if Event of Default has occurred.

                      4.8 Borrowers may make payments on the Guazzoni Acquisition Loan to the extent permitted under the terms of the Subordination Agreement.

                      4.9 If at any time, Bruno Guazzoni receives a payment by Borrowers which he is not entitled to by the terms hereof, he shall hold such payment in trust for the benefit of Lender and shall promptly remit such payment to Lender.

                      4.10 The Guazzoni Obligations are part of the Junior Debt and shall be subject to the terms of the Subordination Agreement.

                      4.11 The Exhibit "A" attached to the Subordination Agreement, which lists the Junior Debt Instruments is hereby replaced with the Exhibit "A" attached hereto.

                      4.12 Attached hereto as Exhibit "B" are true and correct copies of the Guazzoni Notes.

              5. Amendment Fee. As consideration for Lender entering into this Amendment, Borrowers have agreed to pay to Lender an amendment fee equal to $10,000 (the "Amendment Fee"). The Amendment Fee is due and payable in full upon execution of this Amendment. Borrowers agree that the Amendment Fee has been fully earned by Lender and is non-refundable.

              6. Confirmation of Collateral. Nothing contained herein shall be deemed to be a compromise, satisfaction, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations thereunder, or a waiver by Lender of any of its rights under the Loan Documents or at law or in equity. All liens, security interests, rights and remedies granted to Lender in Loan Documents are hereby ratified, confirmed and continued. Borrowers acknowledge and agree that the term "Loan Documents" as used in the Loan Agreement and any other documents executed in connection therewith shall include, without limitation, this Amendment and any and all other documents executed in connection herewith.

              7. Challenge to Enforcement. Borrowers acknowledge and agree that they does not have any defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Documents, or the enforcement of any of the terms or conditions thereof.

              8. Representation and Warranties. Borrowers hereby, jointly and severally, represent and warrant, which representations and warranties shall survive until all Obligations are paid and satisfied in full, as follows:

                      8.1 All representations and warranties of Borrowers set forth in the Loan Documents are true and complete in all material respects as of the date hereof.

                      8.2 Upon the effectiveness of this Amendment, no condition or event exists or has occurred which would constitute a Default or an Event of Default under the Loan Agreement or any of the other Loan Documents.

                      8.3 Borrowers have not received any notice of default or event of default from any other lender, trustee or lessor with respect to any other loan, financing or lease agreement.

                      8.4 The execution and delivery of this Amendment by Borrowers and all documents and agreements to be executed and delivered pursuant to the terms hereof:

                             (a) has been duly authorized by all requisite
corporate action by each Borrower;

                             (b) will not conflict with or result in the breach
of or constitute a default (upon the passage of time, delivery of notice or both) under any Borrower's Articles of Incorporation, By-Laws or any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other document or agreement to which any Borrower is a party or by which any of them is bound or affected; and

                             (c) will not result in the creation or imposition
of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower, except liens in favor of Lender or as otherwise permitted under the Loan Documents.

              9. Conditions. The obligation of Lender to enter into this Amendment is subject to the following conditions (any of which may be waived by Lender):

                      9.1 Loan Documents. Borrowers and all other required persons and entities will have executed and delivered to Lender this Amendment and such other documents as Lender may require.

                      9.2 Other Documents. Such other documents as may be required to be submitted to Lender by the terms hereof or any of the Loan Documents shall have been delivered by or on behalf of Borrowers.

              10. Additional Documents; Further Assurances. Borrowers covenant and agree to execute and deliver to Lender, or to cause to be executed and delivered to Lender contemporaneously herewith, at the sole cost and expense of Borrowers, any and all other documents, agreements, statements, resolutions, certificates, consents and information as Lender may require in connection with the matters or actions described herein. Borrowers further covenant and agree to execute and deliver to Lender or to cause to be executed and delivered at the sole cost and expense of Borrowers, from time to time, any and all other documents, agreements, statements, certificates and information as Lender shall reasonably request to evidence or effect the terms hereof, the Loan Agreement, as amended, or any of the other Loan Documents, or to enforce or to protect Lender's interest in the Collateral.
All such documents, agreements, statements, certificates and information shall be in form and content acceptable to Lender in its sole discretion.

              11. Certain Fees, Costs, Expenses and Expenditures. Borrowers will pay all of the Lender's expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, costs and fees and expenses of counsel retained by Lender and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated. Nothing contained herein shall limit in any manner whatsoever Lender's right to reimbursement under any of the Loan Documents.

              12. Communications and Notices. All notices, requests and other communications made or given in connection with this Amendment shall be made in accordance with the provisions of the Loan Agreement.

              13. Time of Essence.  Time is of the essence of this Amendment.

              14. No Waiver. Except as otherwise provided herein, nothing contained and no actions taken by Lender in connection herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to Lender under the Loan Documents or under the Uniform Commercial Code as adopted in the Commonwealth of Pennsylvania. Nothing herein shall constitute a waiver by Lender of Borrowers' compliance with the terms of the Loan Documents, nor shall anything contained herein constitute an agreement by Lender to enter into any further amendments with Borrowers.

              15. Inconsistencies. To the extent of any inconsistencies between the terms and conditions of this Amendment and the terms and conditions of the Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

              16. Binding Effect. This Amendment and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

              17. Severability. The provisions of this Amendment and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

              18. No Third Party Beneficiaries. The rights and benefits of this Amendment and the Loan Documents shall not inure to the benefit of any third party.

              19. Modifications. No modifications of this Amendment or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

              20. Holidays. If the day provided herein for the payment of any amount or the taking of any action falls on a Saturday, Sunday or public holiday at the place for payment or action, then the due date for such payment or action will be the next succeeding Business Day.

              21. Law Governing. This Amendment has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth, without regard to any rules or principles regarding conflicts of law or any rule or canon of construction which interprets agreements against the draftsman.

              22. Headings. The headings of the Articles, Sections, paragraphs and clauses of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.
              23. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts, all of which taken together constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Any signature delivered via facsimile shall be deemed an original signature hereto.

              24. Waiver of Right to Trial by Jury. BORROWERS AND LENDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AMENDMENT, (b) ARISING UNDER ANY OF THE OTHER LOAN DOCUMENTS OR (c) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWERS OR LENDER WITH RESPECT TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWERS AND LENDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWERS AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH BORROWER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


       IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

BORROWERS:
----------

ZANETT, INC.
By: Dennis Harkins
Name:
Title:

ZANETT COMMERCIAL SOLUTIONS, INC.
By: Dennis Harkins
Name:
Title:

PARAGON DYNAMICS, INC.
By: Dennis Harkins
Name:
Title:

LENDER:
-------

LASALLE BANK NATIONAL ASSOCIATION
By: Richard Prekenis
Name:
Title:



CONFIRMATION AND AGREEMENT

       The undersigned confirms and agrees that none of the terms of this Amendment will in any way adversely affect his obligations or the rights of Lender under that certain Subordination Agreement dated December 21, 2006 executed by the undersigned in favor of Lender, all of the terms of which are hereby ratified and confirmed and that the Guazzoni Obligations (as defined in the Amendment) are part of the Junior Debt and shall be subject to the terms of the Subordination Agreement. The undersigned further confirms and agrees that the "Senior Debt", as defined in the Subordination Agreement, shall include, without limitation, all advances made under the Loans and consents to and joins in the representations, warranties and covenants set forth in Section 4 of this Amendment and all other obligations of Borrowers under the Loan Agreement, as amended by this Amendment.

       IN WITNESS WHEREOF, the undersigned hereto has duly executed this Confirmation and Agreement as of May 18, 2007.

Bruno Guazzoni
----------------------------
BRUNO GUAZZONI, an individual


EXHIBIT "A"

Junior Debt Documents


1. That certain promissory note from ZANETT, INC. in favor of BRUNO GUAZZONI in the original principal amount of $500,000 dated December 30, 2005.

2. That certain promissory note from ZANETT, INC. in favor of BRUNO GUAZZONI in the original principal amount of $500,000 dated March 14, 2006.

3. That certain promissory note from ZANETT, INC. in favor of BRUNO GUAZZONI in the original principal amount of $500,000 dated March 15, 2006.

4. That certain promissory note from ZANETT, INC. in favor of BRUNO GUAZZONI in the original principal amount of $3,000,000 dated
February 21, 2007.

5. That certain promissory note from ZANETT COMMERCIAL SOLUTIONS,
INC. in favor of BRUNO GUAZZONI in the original principal amount of $1,500,000 dated December 30, 2005.

6. That certain promissory note from ZANETT COMMERCIAL SOLUTIONS,
INC. in favor of BRUNO GUAZZONI in the original principal amount of $3,075,000 dated December 30, 2005.

7. That certain promissory note from ZANETT COMMERCIAL SOLUTIONS,
INC. in favor of BRUNO GUAZZONI in the original principal amount of $750,000 dated March 6, 2006.

EXHIBIT "B"

Guazzoni Notes

See attached.